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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):  October 1, 1996
                                                          ---------------


                           Ramsay Health Care, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware            0-13849           63-0857352
                 --------         -------------   ------------------
               (State or other    (Commission       (IRS Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)



              Entergy Corporation Building
              639 Loyola Avenue, Suite 1700
              New Orleans, Louisiana                       70113
        ----------------------------------------  ----------------------
        (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (504) 525-2505
                                                           --------------
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            Item 5.  Other Events.
                     ------------

                     On October 1, 1996, Ramsay Health Care, Inc. a Delaware
            corporation ("RHCI"), RHCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of RHCI ("RHCI Sub"), and Ramsay Managed Care, Inc., a Delaware corporation ("RMCI"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of RMCI by RHCI through the merger of RHCI Sub with and into RMCI (the "Merger"). The Merger has been approved by the Board of Directors of each of RHCI and RMCI following the recommendation by a special committee of the Board of Directors of each of RHCI and RMCI. As a result of the Merger, RMCI will become a wholly owned subsidiary of RHCI.

                     Upon consummation of the Merger, (i) each share of common
            stock, $.01 par value, of RMCI ("RMCI Common Stock") will be converted into one-third (1/3) of a share of common stock, $.01 par value, of RHCI ("RHCI Common Stock") and (ii) each share of
            Preferred Stock, Series 1996, $.01 par value, of RMCI (the "RMCI Series 1996 Preferred Stock") will be converted into one share of Class B Preferred Stock, Series 1996, $1.00 par value, of RHCI. The Merger is intended to qualify, for federal income tax purposes, as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
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                     The Merger is subject to the approval of (i) the holders of a majority of the shares of RHCI Common Stock and RHCI Class B Preferred Stock, Series C, $1.00 par value (the "RHCI Series C Preferred Stock"), (voting on an as converted basis into RHCI Common Stock and voting together with the RHCI Common Stock as a single class) voting on the transaction and (ii) the holders of a majority of the issued and outstanding shares of RMCI Common Stock and RMCI Series 1996 Preferred Stock (voting on an as converted basis into RMCI Common Stock and voting together with the RMCI Common Stock as a single class). Affiliates of Paul J. Ramsay, the Chairman of the Board of RHCI and RMCI, hold an approximate 35% voting interest in RHCI and an approximate 69% voting interest in RMCI, and have indicated that they will vote their shares of capital stock of each of RHCI and RMCI in favor of the Merger. The Merger is also subject to various other conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the receipt of necessary lender and other consents, and the declaration of effectiveness by the Securities and Exchange Commission of a registration statement to be filed by RHCI. Subject to the satisfaction of these conditions, it is expected that the Merger will be consummated at the end of March 1997.

                     RMCI became a publicly traded company on April 24, 1995
            when RHCI distributed, in the form of a dividend, all
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            of the RMCI Common Stock held by it to the holders of the RHCI
            Common Stock and RHCI Series C Preferred Stock.

                     For a more detailed description of the Merger, reference is made to the Merger Agreement included as Exhibit 2 to this Current Report on Form 8-K.

            Item 7.  Financial Statements, Pro Forma Financial
                     Information and Exhibits.
                     -----------------------------------------

                     (c)  Exhibits:

                     The exhibits required to be filed as part of this Current
            Report on Form 8-K are listed in the attached Index to Exhibits.
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                                   SIGNATURE
                                   ---------

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAMSAY HEALTH CARE, INC.



                                     By/s/ Remberto Cibran
                                       ----------------------------------
                                       Name:  Remberto Cibran
                                       Title: President

            Dated:  October 2, 1996
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                               INDEX TO EXHIBITS
                               -----------------


           Exhibit                                              Page
           Number               Description                     Number
           -------              -----------                     ------

            2 Agreement and Plan of Merger among Ramsay Managed Care, Inc., Ramsay Health Care, Inc. and RHCI Acquisition Corp. dated as of October 1, 1996. Pursuant to Regulation S-K, Item 601(b)(2), the Registrant agrees to furnish a copy of the Disclosure Schedules to such Agreement to the Commission upon request.

            99          Press release dated October 2, 1996.